SHARE PURCHASE AGREEMENT

BY AND BETWEEN:

BIG SKY ENERGY CORPORATION

- And -

BIG SKY ENERGY CANADA LTD.

Dated as of December 9, 2004

ARTICLE I   INTERPRETATION

1.1

Definitions

1

1.2

Schedules

2

ARTICLE II

SHARE PURCHASE

3

2.1

Agreement of Share Purchase

3

2.2

Purchase Price

3

2.3

Payment of the Purchase Price

3

2.4

Corporate Governance

3

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARTIES

3

3.1

Corporation's Representations, Warranties and Covenants

3

3.2

Purchaser's Representations, Warranties and Covenants

5

3.3

Survival of Representations, Warranties and Covenants

7

3.4

No Merger

7

3.5

Disclaimer

7

ARTICLE IV

ARBITRATION

7

4.1

Dispute

7

4.2

Arbitration

7

4.3

Binding Nature

8

ARTICLE V

NOTICE

8

5.1

Service of Notice

8

5.2

Addresses for Notices

8

5.3

Right to Change Address

9

ARTICLE VI

MISCELLANEOUS PROVISIONS

9

6.1

Assignment

9

6.2

Expenses

9

6.3

Governing Law

9

6.4

Time

9

6.5

No Amendment Except in Writing

10

6.6

Further Assurances.

10

SHARE PURCHASE AGREEMENT

THIS SHARE PURCHASE AGREEMENT made as of the 9th day of December, 2004.

BY AND BETWEEN:

BIG SKY ENERGY CORPORATION, a Nevada corporation having an offices in the City of Beijing, People’s Republic of China and in Calgary, Alberta Canada (hereinafter called the "Corporation")

- And -

BIG SKY ENERGY CANADA LTD., a British Virgin Islands corporation having offices in Calgary, Alberta Canada (hereinafter called "Purchaser")

WHEREAS the Corporation owns a one hundred percent equity interest in Big Sky Network Canada Ltd., a British Virgin Islands corporation (“Big Sky Canada”), which owns one hundred percent (100%) of the total issued and outstanding shares of Chengdu Big Sky Network Technology Services Ltd., a corporation registered in the Peoples Republic of China (“Chengdu TS”) and fifty percent (50%) of the issued and outstanding shares of Sichuan Huayu Big Sky Network Ltd., a corporation registered in the Peoples Republic of China (“Sichuan Huayu”); the shares of Big Sky Canada owned by the Corporation are referred to herein as the “Shares”.

WHEREAS the Purchaser is interested in acquiring the Shares and through Big Sky Canada owning the aforementioned interests in Chengdu TS and Sichuan Huayu;

WHEREAS Big Sky Canada initiated a legal action against The People’s Government Qingyang District, City of Chengdu, Sichuan Province, People’s Republic of China, claiming interest damage as described in NO 62 Document, (2001) Chenqingfubanhan, Qingyang Government , in the amount of US$ 12,500,000,  (the “Arbitration”);

WHEREAS, the Corporation owes to the Purchaser the Debt (as such term is defined below) and wishes to transfer the Shares to the Purchaser in exchange for cancellation of the Debt; and

WHEREAS, the Purchaser has agreed to cancel the Debt in exchange for title to the Shares from the Corporation.

NOW THEREFORE in consideration of the mutual covenants, representations and warranties, which are to be made and performed by the respective Parties, it is hereby agreed as follows:

ARTICLE I
INTERPRETATION

1.1

Definitions

The following terms when used in this Agreement shall have the meanings hereby assigned to them:

"Agreement" means this Share Purchase Agreement;

“Arbitration” means the legal action between Big Sky Canada and the People’s Government of Qingyang District, City of Chengdu as described in preamble above.

“Shares” shall have the meaning set forth in the recitals above;

"Business Day" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in Calgary, Alberta;

“Debt” means the amount of $175,793.00 owed by the Corporation to the Purchaser.

“Effective Date" means December 9, 2004;

"Effective Time" means 12:01 a.m. MST on the Effective Date;

"Governmental Entity" means any court or tribunal in any jurisdiction or any federal, provincial, municipal or other governmental body, agency, authority, department, commission, board or instrumentality;

"Party" means a Person, which is bound by this Agreement;

"Person" means any individual, partnership, corporation, association, business, trust, government or political subdivision thereof, governmental agency or other entity;

"Regulations" means all statutes, laws, codes, treaties, ordinances, decrees, rules, orders and regulations in effect from time to time and made by governments or Governmental Entities having jurisdiction over the Corporation, the Purchaser, or the Partnership; and

ARTICLE II
ASSET PURCHASE

2.1

Agreement to Acquire Shares

Subject to the conditions set forth in this Agreement, the closing of the transactions contemplated by this Agreement (the "Closing"), which shall take place on December 9, 2004, or such other date agreed to between the parties (the "Closing Date"), are as follows:

(1)  Delivery by the Corporation to the Purchaser the title to the Shares by virtue of a signed Stock Power in the form attached hereto as Exhibit A, with such corporate resolutions as necessary to effect the transfer of the Shares to the Purchaser; and

(1)

Delivery by the Purchaser of the signed Acknowledgement and Receipt in the form attached hereto as Exhibit B, with such corporate resolutions necessary to effect the cancellation of the Debt.

(2)

Delivery by the Purchaser of an undertaking to continue the Arbitration with all reasonable best efforts and to pay to the Corporation 25% of the net proceeds of any future settlement of the Arbitration.

ARTICLE I
REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARTIES

1.1

Corporation's Representations, Warranties and Covenants

The Corporation represents, warrant and covenant to the Purchaser that, as of the execution date of this Agreement and during all the times thereafter, the following representations are and will be true, complete and not misleading in any way:

(a)

The Corporation is a corporation duly incorporated, organized and validly existing under the laws of its jurisdiction of incorporation.

(b)

No bankruptcy or similar proceedings have been commenced or are pending or proposed in respect of the Corporation.

(c)

The Corporation has all necessary corporate power, authority and capacity to enter into this Agreement and transfer the Shares to the Purchaser in the manner contemplated herein and to carry out its obligations under this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated have been duly authorized by all necessary corporate action on the part of the Corporation and the shareholders of the Corporation.

(d)

The Corporation is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, order, judgment or decree which would be violated, contravened or breached by, or which would result in the creation or imposition of any material security interest, lien or other encumbrance on the Shares or the Corporation as a consequence of the execution and delivery of this Agreement or the consummation of any of the transactions provided for in this Agreement.

(e)

The Corporation is the absolute beneficial owner of the Shares, with good and valid title, free and clear of any claims, pre-emptive rights, mortgages, liens, charges, pledges, security interests or encumbrances or any rights of others to acquire any of the Corporation's ownership interest in the Shares.

(f)

To the knowledge of the Corporation, there is no suit, action, litigation, claim, complaint or arbitration proceeding in progress, pending or threatened against, or involving the Corporation or the Shares or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any case, might adversely affect the properties, business, future prospects or financial condition of the Shares, or the ability of the Corporation to enter into this Agreement or to consummate the transactions contemplated in this Agreement.

(g)

This Agreement constitutes a valid and binding obligation of the Corporation, enforceable against it in accordance with the terms of this Agreement subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

(h)

There are no shareholders' agreements, pooling agreements, voting trusts or other similar agreements with respect to the ownership or voting of any of the Shares.

The Corporation acknowledges that the Purchaser, in agreeing to consummate the transactions contemplated by this Agreement, has relied upon such representations, warranties and covenants.

1.2

Purchaser's Representations, Warranties and Covenants

The Purchaser represents, warranties and covenants to the Corporation that, as of the execution date of this Agreement and during all the times thereafter, the following representations are and will be true, complete and not misleading in any way:

(a)

The Purchaser is a corporation duly incorporated and validly existing under the laws of the British Virgin Islands.

(b)

No bankruptcy, dissolution or similar proceedings have been commenced or are pending against the Purchaser.

(c)

The Purchaser has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser.

(d)

This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with the terms of this Agreement, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

(e)

The Purchaser is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, order, judgment, decree, licence, permit or law which would be violated, contravened or breached by the execution and delivery by it of this Agreement or the performance by it of any of the terms.

(f)

There is no suit, action, litigation, claim, complaint, or arbitration proceeding in progress, pending or, to the best of the Purchaser's knowledge, threatened against or relating to the Purchaser or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any case, might adversely affect the ability of the Purchaser to enter into this Agreement or to consummate the transactions contemplated in this Agreement.

(g)

The Purchaser, by virtue of the fact that it has common officers and directors with the Corporation, has had access to all pertinent information regarding the Shares.

(h)

The Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk or loss of its investment in the Shares.

(i)

The Purchaser has no knowledge that any representation or warranty made by the Corporation in this Agreement is false or inaccurate in any material respect.

The Purchaser acknowledges that the Corporation in agreeing to consummate the transactions contemplated by this Agreement has relied upon such representations and warranties.

1.3

Survival of Representations, Warranties and Covenants

All representations, warranties, covenants and agreements contained in this Agreement on the part of each of the Parties shall survive the Effective Date, the issuance and delivery of the Shares and the payment of the consideration therefore.  If no claim shall have been made under this Agreement against a Party with respect to any incorrectness in or breach of any representation or warranty made by that Party in this Agreement within six months following the Effective Date, that Party shall have no further liability with respect to the representation or warranty. Notwithstanding the limitations set out in this clause 3.3, any claim that is based on title to the Shares, intentional misrepresentation or fraud may be brought at any time.

1.4

No Merger

The representations and warranties contained in clauses 3.1 and 3.2 herein of this Agreement shall be deemed to apply to all and shall not merge or diminish as a result of the conveyance of the Shares as contemplated hereunder.

1.5

Disclaimer

The Purchaser specifically acknowledges, agrees and accepts the inherent risk associated with investing and operating in China (including, without limitation: delay or denial of approvals; omissions by governmental entities; civil unrest or any exercise of sovereign power, which would be detrimental to the Purchaser or the Shares) and holds the Corporation harmless for any such occurrence.

ARTICLE II
ARBITRATION

2.1

Dispute

The Parties hereto agree to submit all disputes (a "Dispute") among them under this Agreement to binding arbitration in accordance with this Agreement.

2.2

Arbitration

Both parties agree that arbitration regarding any Dispute shall be conducted by the International Chamber of Commerce at a mutually convenient location.

Each Party hereto shall bear the costs and expenses of lawyers, consultants, advisors, witnesses and employees retained by it in any arbitration. The expenses of the Arbitrator shall be paid equally by the corporation and the Purchaser unless the Arbitrator provides otherwise in its award.

2.3

Binding Nature

The Agreement herein among the Parties to arbitrate shall be specifically enforceable in any court having jurisdiction thereof. Any decision rendered by the Arbitrator pursuant to any arbitration shall be final and binding upon the Parties hereto, and judgment may be entered upon it in accordance with applicable law in any court of competent jurisdiction.

ARTICLE III
NOTICE

3.1

Service of Notice

All notices, requests, consents and other communications required or permitted hereunder shall be deemed to be served properly if served (i) when delivered if delivered personally (including by courier); (ii) on the third day after mailing, if mailed postage prepaid, by registered or certified mail (return receipt requested); (iii) on the day after mailing if sent by a nationally recognized overnight delivery service which maintains records of the time, place and recipient of delivery; or (iv) upon receipt of a confirmed transmission, if sent by telecopy or facsimile transmission, in each case to the parties at the following addresses.

3.2

Addresses for Notices

The address for service of notices hereunder of each of the Parties shall be as follows:

Corporation:

BIG SKY ENERGY CORPORATION

Unit 1003, W2, Oriental Plaza

#1 East Chang An Avenue, Dong Chen District

Beijing, China 100738

Telephone: 86.10.8518.2686

Facsimile:

With a copy to:

W. Scott Lawler, Esq.

1530 9th Avenue, S.E.

Calgary, Alberta T2G 0T7

Telephone: 403.693.8014

Facsimile: 403.272.3620

Purchaser:

Big Sky Energy Canada Ltd.

Suite 750, 440 – 2nd Avenue S.W.

Calgary, Alberta T2P 5E9

Telephone: 403.693.8014

Facsimile: 403.265 8808

3.3

Right to Change Address

A Party may change its address for service by notice to the other Parties, and such changed address for service thereafter shall be effective for all purposes of this Agreement.

ARTICLE IV
MISCELLANEOUS PROVISIONS

I.1

Assignment

The rights of the Parties shall not be assignable without the prior written consent of the other Party, which assignment shall not be unreasonably withheld.

I.2

Expenses

Each Party to this Agreement will pay its own expenses in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated herein.

I.3

Governing Law

This Agreement shall be subject to and be interpreted, construed and enforced in accordance with the laws in effect in the State of Nevada applicable therein to the exclusion of any conflicts of laws rules, which would refer the matter to the laws of another jurisdiction.  Each Party accepts the exclusive jurisdiction of the courts of Alberta, Canada and all courts of appeal there from.

I.4

Time

Time shall be of the essence in this Agreement.

I.5

No Amendment Except in Writing

This Agreement may be amended only by written instrument executed by all of the Parties hereto.

I.6

Further Assurances

The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and to carry out its provisions, whether before or after the Effective Date.

IN WITNESS WHEREOF the Parties have executed this Share Purchase Agreement on the date first above written.

BIG SKY ENERGY CORPORATION, a Nevada corporation By: /s/ Tom G. Milne Name: Tom G. Milne Title: CFO & Director	BIG SKY ENERGY CANADA LTD., a British Virgin Islands corporation By: /s/ Kai Yang Name: Kai Yang Title: Director

Exhibit “A”

STOCK POWER

Know all Men by these Presents that Big Sky Energy Corporation, the undersigned, for value received, have bargained and sold and by these presents do irrevocably convey, assign and transfer unto Big Sky Energy Canada Ltd. common shares of Big Sky Network Canada Ltd.., which shares represent all of the common shares of such company owned by Big Sky Energy Corporation, represented by Certificate No.

 and we do hereby irrevocably constitute and appoint W. Scott Lawler, Esq., legal counsel for BIG SKY ENERGY CORPORATION, our true and lawful Attorney, for us and in our name and stead to make and execute all necessary acts of assignment and transfer of said stock hereby ratifying and confirming all the said Attorney shall lawfully do by virtue hereof.

Dated at Calgary, Alberta, this  9 th day of December, 2004.

Witness to signature of Transferor

BIG SKY ENERGY CORPORATION, a Nevada corporation

____________________________

By: /s/ Tom G. Milne

Name: Tom G. Milne

Title: CFO & Director

Exhibit B

ACKNOWLEDGEMENT AND RECEIPT

Big Sky Energy Canada (“BSEC”) hereby acknowledges and agrees that in exchange for title to all of the issued and outstanding shares of Big Sky Network Canada Ltd., total amount owed by BIG SKY ENERGY CORPORATION to BSEC as of the date set forth below is hereby deemed fully repaid and satisfied.

Dated: December 9, 2004

Shares:

BIG SKY ENERGY CANADA LTD.,

a British Virgin Islands corporation

By:/s/ Kai Yang

Name: Kai Yang

Title: Director